EXHIBIT 10.24
                                                                   -------------

                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement"), dated as of January 30, 2006, is entered into by and among Strong Technical Inc., a Delaware corporation (the "Company"), each of the parties listed below that is a stockholder of the Company (collectively, the "Stockholders"), and Law Debenture Trust Company of New York, a New York banking corporation, as escrow agent (hereinafter referred to as the "Escrow Agent").

         WHEREAS, the Company has entered into a Securities Purchase Agreement dated as of the date hereof (the "SPA") pursuant to which the Company is issuing (the "Offering") an aggregate of 6,900,000 shares of Series A Preferred Stock and Warrants to acquire 121,954,050 shares of Common Stock to a number of institutional investors (the "Purchasers"). As an inducement to the Purchasers to participate in the Offering, the Stockholders have agreed to place the "Escrow Shares" (as hereinafter defined) into escrow for the benefit of the Purchasers in the event the Company fails to satisfy certain performance thresholds described in Section 4 hereof.

         WHEREAS, pursuant to the requirements of the SPA, the Company and the Stockholders have agreed to establish an escrow for the benefit of the Purchasers on the terms and conditions set forth in this Agreement;

         WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned them in the SPA;

         NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The Stockholders and the Company hereby appoint Law Debenture Trust Company of New York, as escrow agent to act in accordance with the terms and subject to the conditions set forth in this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

         2.       ESTABLISHMENT OF ESCROW. Upon the execution of this Agreement,
(i) each of the Stockholders is delivering to the Escrow Agent two (2) stock certificates, each evidencing a number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), set forth opposite the name of such Stockholder on Schedule A hereto (the "Escrow Shares"), together with two
(2) stock powers executed in blank (the "Escrow Powers") and (ii) the Company is delivering to the Escrow Agent (A) written irrevocable instructions (the
"Transfer Instructions") to the transfer agent for the Common Stock (the "Transfer Agent") instructing the Transfer Agent to issue new certificates representing the Escrow Shares as directed by the Escrow Agent upon receipt by the Transfer Agent of the certificates representing the Escrow Shares and the Escrow Powers, and (B) an opinion of counsel addressed to the Transfer Agent (the "Transfer Opinion") to the effect that the Transfer Agent is authorized to transfer the Escrow Shares as directed by the Escrow Agent and any such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended. The Escrow Shares, the Escrow Powers, the Transfer Instructions and the Transfer Opinion are hereinafter referred to collectively as the "Escrow Deposit." The Escrow Agent hereby acknowledges receipt of the Escrow Deposit.

         3. REPRESENTATIONS OF THE STOCKHOLDERS. Each of the Stockholders hereby severally and not jointly represents and warrants as follows:

                           (i) Such Stockholder has the power and authority to execute and deliver this Agreement and to deliver its Escrow Shares and Escrow Powers as contemplated hereby. This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                           (ii) No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person or entity is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by such Stockholder.

                           (iii) The Escrow Shares delivered by such Stockholder are validly issued, fully paid and nonassessable shares of the Common Stock of the Company. Such Stockholders owns the Escrow Shares deposited hereunder by such Stockholder beneficially and of record, free and clear of any liens, claims or encumbrances (collectively, "Encumbrances"), other than those created pursuant to the terms of this Agreement and those arising under applicable federal and state securities laws. Except for this Agreement, there are no agreements (i) granting to any person or entity any option, warrant or right of first refusal with respect to the Escrow Shares deposited hereunder by such Stockholder, (ii) restricting the right of such Stockholder to transfer the Escrow Shares deposited hereunder by such Stockholder as contemplated hereby, or (iii) restricting any other right of such Stockholder with respect to the Escrow Shares deposited hereunder by such Stockholder. Such Stockholder has the absolute and unrestricted right, power and capacity to sell, assign and transfer the Escrow Shares deposited hereunder by such Stockholder as contemplated hereby free and clear of any Encumbrances (except for Encumbrances created pursuant to applicable federal and state securities laws). Upon delivery to the Purchasers of the Escrow Shares and the Escrow Powers deposited hereunder by such Stockholder, the Purchasers will acquire good, valid and marketable title to the Escrow Shares deposited hereunder by such Stockholder, free and clear of any Encumbrances.

                           (iv) The performance by such Stockholder of this Agreement and the compliance by such Stockholder with the provisions hereof will not violate any provision of any applicable law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, the Escrow Shares deposited hereunder by such Stockholder pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon such Stockholder.

         4.       DISBURSEMENT OF ESCROW DEPOSIT.

                  (a) In the event the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2006 ( "Fiscal 2006"), as filed by the Company with the U.S. Securities and Exchange Commission (the "Commission") in the Company's Annual Report on Form 10-K for Fiscal 2006, reflect a consolidated net loss for the Company for Fiscal 2006 or consolidated net income of the Company for Fiscal 2006 of less than $7,927,000, the Escrow Agent shall, upon receipt of the related Accountant's Certification (as defined below) for Fiscal 2006, deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2006" on Schedule B hereto, (ii) the related Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. In the event the audited consolidated financial statements of the Company for the fiscal year ending December 31, 2007 ("Fiscal 2007"), as filed by the Company with the Commission in the Company's Annual Report on Form 10-K for Fiscal 2007, reflect a consolidated net loss of the Company for Fiscal 2007 or consolidated net income of the Company for Fiscal 2007 of less than $15,000,000, the Escrow Agent shall, upon receipt of the related Accountant's Certification for Fiscal 2007, deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2007" on Schedule B hereto, (ii) the related Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. The Company shall deliver to the Escrow Agent a copy of its Annual Report on Form 10-K for each of Fiscal 2006 and Fiscal 2007 within two business days of the date such Annual Report is filed with the Commission, together with a certification (an "Accountant's Certification") from the Company's independent auditor for such fiscal year certifying the amount of the Company' consolidated net income or consolidated net loss, as the case may be, for such fiscal year. The Escrow Agent need only rely on the Accountant's Certification of the Company's independent auditor in determining the amount of the Company's consolidated net income or consolidated net loss, as the case may be, for any fiscal year. If no Escrow Shares are to be transferred to the Purchasers pursuant to this Section 4 for Fiscal 2006 or Fiscal 2007, as the case may be, the Escrow Agent shall promptly deliver to each Stockholder one of the stock certificates received by the Escrow Agent from such Stockholder, together with one of the stock powers executed by such Stockholder in blank.

                  (b) In the event the Company shall fail to deliver to the Escrow Agent a copy of its Annual Report on Form 10-K for Fiscal 2006, together with the related Accountant's Certification, on or before May 31, 2007, the Escrow Agent shall deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2006" on Schedule B hereto, (ii) the relate Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion. In the event the Company shall fail to deliver to the Escrow Agent a copy of its Annual Report on Form

10-K for Fiscal 2007, together with the related Accountant's Certification, on or before May 31, 2008, the Escrow Agent shall deliver to the Transfer Agent (i) the certificates representing the number of Escrow Shares set forth opposite the name of each Purchaser under the heading "Number of Escrow Shares Fiscal 2007" on Schedule B hereto, (ii) the relate Escrow Powers, (iii) the Transfer Instructions and (iv) the Transfer Opinion.

                  (c) At the time of delivery of each Accountant's Certification, or promptly upon the written request of the Escrow Agent, the Company shall furnish to the Escrow Agent in writing the name, address and telephone number of the Company's then-existing Transfer Agent.

         5. VOTING, DIVIDENDS AND LIQUIDATION. So long as the Escrow Agent holds any Escrow Shares:

                           (i) Such Escrow Shares shall have all voting rights to which the shares of Common Stock are entitled, and the Stockholders shall be entitled to vote such Escrow Shares at any meeting of stockholders of the Company.

                           (ii) Any dividends paid on such Escrow Shares shall be paid to the Escrow Agent by checks of the Company made payable to the Escrow Agent with a notation of this Agreement thereon and any such dividends shall be held pursuant to the terms of this Agreement. The Escrow Agent shall treat such dividends as Escrow Deposit, available for distribution under the terms of Paragraph 4 above. The Escrow Agent shall place the dividends in a non-interest bearing escrow account. In connection with the release of such Escrow Shares, the dividends thereon will be disbursed from the escrow account to the recipient of the related Escrow Shares pursuant to Section 4 above.

                           (iii) Stock dividends on, and shares resulting from stock splits of, such Escrow Shares shall be delivered to the Escrow Agent and shall be held pursuant to this Agreement and distributed in connection with the release of the related Escrow Shares to the recipient thereof pursuant to Section 4 hereof.

                           (iv) The Stockholders agree that in the event of dissolution, liquidation, merger, consolidation, reorganization, sale or exchange of the Company's assets or securities (including by way of tender offer), or any transaction or proceeding with any third party that results in the distribution of the assets or securities of the Company, the Stockholders will share on a pro rata, per share basis in the distribution, in proportion to the number of shares of equity securities of the Company that they then own at the time of the distribution, which shall include such Escrow Shares adjusted for stock splits, stock dividends, recapitalizations and the like. Notwithstanding the foregoing, the distribution of assets or securities received by the Stockholder with respect to such Escrow Shares shall be held pursuant to this Agreement in place of the Escrow Shares for which such assets or securities were distributed.

         6. INTERPLEADER. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Shares, the Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. The Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing the Escrow Agent. If the Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in New York County, New York, and the Escrow Deposit shall be deposited with the court and in such event the Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to the Escrow Deposit.

         7.       EXCULPATION AND INDEMNIFICATION OF THE ESCROW AGENT.

                  (a) The Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. The Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice. The Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than the Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Agreement and instructions to the Escrow Agent pursuant to the terms of this Agreement, the Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

                  (b) The Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of New York upon fiduciaries.

                  (c) The Escrow Agent will be indemnified and held harmless by the Company from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by the Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of the Escrow Agent hereunder; except, that if the Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then the Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence. Promptly after the receipt by the Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, the Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, of in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto., and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 7 shall survive the termination of this Agreement.

         8. COMPENSATION OF ESCROW AGENT. Upon execution and delivery of the Agreement, the Company will pay the Escrow Agent $7,500 for all services rendered by the Escrow Agent hereunder.

         9. RESIGNATION OF ESCROW AGENT. At any time, upon thirty (30) days' written notice to the Company, the Escrow Agent may resign as escrow agent hereunder upon the appointment of a successor escrow agent reasonably satisfactory to the Purchasers holding a majority of the shares of Series A Preferred Stock then outstanding. Upon the appointment of a successor escrow agent, the Escrow Agent will promptly deliver to such successor escrow agent the Escrow Deposit, at which point the resigning Escrow Agent shall have no further duties or obligations hereunder. If, by the end of the 30-day period following the giving of notice of resignation by Escrow Agent, no successor escrow agent has been appointed, the Escrow Agent may interplead the Escrow Deposit into the registry of any court having jurisdiction.

         10. RECORDS. The Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, the Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by the Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to the Escrow Agent.

         11. NOTICE. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier.

         12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. ASSIGNMENT AND MODIFICATION. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Deposit shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only with the prior written consent of the Purchasers holding a majority of the shares of Series A Preferred Stock then outstanding. Any such amendment or modification shall be in writing signed by all of the parties hereto.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF NEW YORK COUNTY, NEW YORK, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

         15. HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         16. ATTORNEYS' FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

         17. DURATION. This Agreement shall terminate on the distribution by the Escrow Agent of all of the Escrow Shares.

         18. THIRD PARTY BENEFICIARY. Each Purchaser is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                             STRONG TECHNICAL INC.



                                             By:   /s/ Xiaomin Chen
                                                --------------------------------
                                                Name:  Xiaomin Chen
                                                Title: Authorized Representative

                                              LAW DEBENTURE TRUST COMPANY
                                                OF NEW YORK, AS ESCROW AGENT



                                              By:   /s/ Boris Treyger
                                                 -------------------------------
                                                 Name:  Boris Treyger
                                                 Title: Assistant Vice President

                                         STOCKHOLDERS:



                                                 /s/ Xianfu Zhu
                                                 -------------------------------
                                                 ZHU, Xianfu



                                                 /s/ Baoke Ben
                                                 -------------
                                                 BEN, Boake



                                                 /s/ Liu Chaoyang
                                                 ----------------
                                                 LIU, Chaoyang



                                                 /s/ Qinghe Wang
                                                 ---------------
                                                 WANG, Qinghe



                                                 /s/ Shuichi Si
                                                 --------------
                                                 SI, Shuichi



                                                 /s/ Juanjuan Wang
                                                 -----------------
                                                 WANG, Juanjuan



                                                 /s/ Yousu Lin
                                                 -------------
                                                 LIN, Yousu



                                                 /s/ Qian Wang
                                                 -------------
                                                 WANG, Qian



                                                 /s/ Yunchun Wang
                                                 ----------------
                                                 WANG, Yunchun

                                                                      SCHEDULE A
                                                                      ----------



                                                 NUMBER OF           NUMBER OF
                                               ESCROW SHARES       ESCROW SHARES
   NAME OF STOCKHOLDER           ADDRESS        FISCAL 2006         FISCAL 2007
   -------------------           -------        -----------         -----------

Zhu, Xianfu                         *            11,255,250          11,255,250
Ben, Baoke                          *             1,481,345           1,481,345
Liu, Chaoyang                       *             1,095,599           1,095,599
Wang, Qinghe                        *             1,081,681           1,081,681
Si, Shuichi                         *             1,049,867           1,049,867
Wang, Juanjuan                      *               938,517             938,517
Lin, Yousu                          *               994,192             994,192
Wang, Qian                          *               994,192             994,192
Wang, Yunchun                       *               994,192             994,192


---------------------

* c/o Henan Zhongpin Food Share Co., Ltd., 21 Changshe Road, Changge City, Henan Province, The People's Republic of China

                                                                      SCHEDULE B
                                                                      ----------


                                                                                                    NUMBER OF          NUMBER OF
                                                                                 TAX I.D.         ESCROW SHARES      ESCROW SHARES
      NAME OF PURCHASER                             ADDRESS                       NUMBER           FISCAL 2006        FISCAL 2007
      -----------------                             -------                       ------           -----------        -----------

Pinnacle China Fund L.P.            4965 Preston Park Blvd                      20-3358464          4,322,573          4,322,573
                                    Suite 240
                                    Plano, TX  75093

Amaranth Global Equities            c/o Dundee Leeds Management Services        98-0411928           720,429            720,429
  Master Fund Limited                 (Cayman) Ltd.
                                    Waterfront Centre
                                    28 N. Church St, 2nd Fl.
                                    George Town, Grand Cayman
                                    Cayman Islands, British West Indies

Atlas Capital Master Fund LP        c/o Admiral Administration                                       817,687            817,687
                                    Admiral Financial Center, 5th Floor
                                    90 Fort Street
                                    Box 32021
                                    SMB
                                    Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), LP            100 Cresent Court, Suite 800                33-1025414           495,655            495,655
                                    Dallas, TX  75201

Atlas Capital Offshore Exempt       c/o Admiral Administration                                       127,516            127,516
  Fund, Ltd.                        Admiral Financial Center, 5th Floor
                                    90 Fort Street
                                    Box 32021
                                    SMB
                                    Grand Cayman, Cayman Islands

                                                                                                    NUMBER OF          NUMBER OF
                                                                                 TAX I.D.         ESCROW SHARES      ESCROW SHARES
      NAME OF PURCHASER                             ADDRESS                       NUMBER           FISCAL 2006        FISCAL 2007
      -----------------                             -------                       ------           -----------        -----------

BFS US Special Opportunities        Front National Bank                                              720,429            720,429
  Trust PLC                         100 W. Houston Street
                                    San Antonio, TX  78205
                                    Attn:  Henri Domingues T-8

Crestview Capital Master LLC        95 Revere Drive, Suite A                    20-0512894           720,429            720,429
                                    Northbrook IL  60062

D.H. Vermoegensverwaltung -         Op de Loh 7                                                     3,602,144          3,602,144
  und Beteiligungsgesellschaft      25337 Elmshorn
  mbH                               Germany

Jayhawk China Fund (Cayman), Ltd.   c/o Genesis Fund Service Limited            98-0170144          1,440,858          1,440,858
                                    8201 Mission Road, Suite 110
                                    Prairie Village, KS  66208

Renaissance US Growth Investment    Front National Bank                                              720,429            720,429
  Trust PLC                         100 W. Houston Street
                                    San Antonio, TX  78205
                                    Attn:  Henri Domingues T-8
                                    Dallas, TX  [7206]

Michael P. Ross                     300 Central Park West, Apt. 15-C2          ###-##-####           216,129            216,129
                                    New York, New York  10024

Sandor Capital Master Fund, L.P.    2828 Routh Street, Suite 500                27-0013809           360,214            360,214
                                    Dallas, TX  75201

Southwell Partners, L.P.            1901 North Akard Street                     75-2345339          1,260,750          1,260,750
                                    Dallas, TX  75201

                                                                                                    NUMBER OF          NUMBER OF
                                                                                 TAX I.D.         ESCROW SHARES      ESCROW SHARES
      NAME OF PURCHASER                             ADDRESS                       NUMBER           FISCAL 2006        FISCAL 2007
      -----------------                             -------                       ------           -----------        -----------

Special Situations Private Equity   527 Madison Avenue, Suite 2600              13-3916551           618,128            618,128
  Fund, L.P.                        New York, NY  10022

Special Situations Fund III QP,     527 Madison Avenue, Suite 2600              13-3737427          1,419,965          1,419,965
  L.P.                              New York, NY  10022

Special Situations Fund III, L.P.   527 Madison Avenue, Suite 2600              55-0898321           123,193            123,193
                                    New York, NY  10022

SRB Greenway Offshore Operating     300 Crescent Court, Suite 1111                                    19,235             19,235
  Fund, L.P.                        Dallas, TX  75201
                                    Attn:  Joe Worsham

SRB Greenway Capital, L.P.          300 Crescent Court, Suite 1111              20-1718174            38,399             38,399
                                    Dallas, TX  75201
                                    Attn:  Joe Worsham

SRB Greenway Capital (QP), L.P.     300 Crescent Court, Suite 1111              20-1939469           302,580            302,580
                                    Dallas, TX  75201
                                    Attn:  Joe Worsham

Vision Opportunity Master Fund,     317 Madison Avenue, Suite 1220              27-0120759          1,296,772          1,296,772
  LTD                               New York, NY  10017

WS Opportunity Fund International,  300 Crescent Court, Suite 1111                                   273,763            276,763
  Ltd.                              Dallas, TX  75201
                                    Attn:  Joe Worsham

WS Opportunity Fund, L.P.           300 Crescent Court, Suite 1111              75-2901854           158,494            158,494
                                    Dallas, TX  75201
                                    Attn:  Joe Worsham

                                                                                                    NUMBER OF          NUMBER OF
                                                                                 TAX I.D.         ESCROW SHARES      ESCROW SHARES
      NAME OF PURCHASER                             ADDRESS                       NUMBER           FISCAL 2006        FISCAL 2007
      -----------------                             -------                       ------           -----------        -----------

WS Opportunity Fund (QP), L.P.      300 Crescent Court, Suite 1111              75-2943308           108,064            108,064
                                    Dallas, TX  75201
                                    Attn:  Joe Worsham